PROSPECTUS
PRTUX
December 3, 2012

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

A bond fund seeking a high level of tax-exempt income consistent with minimal fluctuations in principal value and liquidity.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1	Summary

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Tax-Free Ultra Short-Term Bond Fund 1
2	Information About Accounts in T. Rowe Price Funds
Pricing Shares and Receiving Sale Proceeds 5 Useful Information on Distributions and Taxes 10 Transaction Procedures and Special Requirements 16 Account Service Fee 20
3	More About the Fund
Organization and Management 22 More Information About the Fund and Its Investment Risks 24 Investment Policies and Practices 28 Disclosure of Fund Portfolio Information 38
4	Investing With T. Rowe Price

Account Requirements and Transaction Information 40

Opening a New Account 41

Purchasing Additional Shares 44

Exchanging and Redeeming Shares 45

Rights Reserved by the Funds 47

Information About Your Services 48

T. Rowe Price Brokerage 50

Investment Information 51

T. Rowe Price Privacy Policy 52

SUMMARY

Investment Objective

The fund seeks a high level of tax-exempt income consistent with minimal fluctuations in principal value and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.38%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.19%[b]

Total annual fund operating expenses	0.57%

Fee waiver/expense reimbursement	0.22%

Total annual fund operating expenses after fee waiver/expense reimbursement	0.35%[c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Other expenses are estimated.

c T. Rowe Price Associates, Inc. has agreed (through June 30, 2015) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average net assets to exceed 0.35%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 0.35%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.35% (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years
$36	$123

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks, and Performance

Principal Investment Strategies The fund invests in a diversified portfolio of shorter-term investment-grade municipal securities. Normally, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds and all of the securities purchased by the fund will be rated investment-grade (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be investment-grade quality by T. Rowe Price. While the fund may purchase an individual security with a maturity of up to 5 years, under normal conditions the fund’s dollar-weighted average effective maturity will be 1.5 years or less.

Investment decisions reflect the portfolio manager’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest. For example, if interest rates are expected to fall, the fund may purchase longer-term securities (to the extent consistent with the fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

Normally, at least 80% of the fund’s income will be exempt from federal income taxes. However, up to 20% of the fund’s income could be derived from securities subject to the alternative minimum tax.

From time to time, the fund may invest a significant portion of its assets in sectors with special risks, such as health care, transportation, utilities, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies

Summary	3

employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities. This, in turn, lessens the financial strength of a municipality and increases the credit risk of the securities it issues.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. During periods of extremely low or negative interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels.

Municipal securities risk The fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Income from municipal securities held by the fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax.

Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. For example, health care can be hurt by rising expenses and dependency on third party reimbursements, transportation can be impacted by declining revenues or unexpectedly high construction costs, utilities are subject to governmental rate regulation, and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price. The secondary market for certain municipal bonds tends to be less developed and liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

Performance Because the fund commenced operations in 2012, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information may be obtained through troweprice.com or by calling 1-800-225-5132.

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Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Joseph K. Lynagh	Chairman of Investment Advisory Committee	2012	1990

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts	$1,000	$100

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. The fund intends to distribute tax-exempt income. However, a portion of the fund’s distributions may be subject to federal income taxes or the alternative minimum tax. A redemption or exchange of fund shares, and any capital gains distributed by the fund, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

Information About Accounts in T. Rowe Price Funds	2

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of funds.

PRICING SHARES AND RECEIVING SALE PROCEEDS

How and When Shares Are Priced

The share price, also called the “net asset value,” for the funds is calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day that the exchange is open for business. To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price portfolio holdings for which market quotations are readily available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund’s pricing services. If a market value for a security is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the security by taking into account various factors that have been approved by the fund’s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange will, in its judgment, materially affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices and to value most fixed income securities. The fund cannot predict how often it will use closing prices and how often it will adjust those prices.

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As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The fund also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

How Your Purchase, Sale, or Exchange Price Is Determined

If your request is received by T. Rowe Price in correct form by the close of the New York Stock Exchange (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price after the close of the New York Stock Exchange, your transaction will be priced at the next business day’s net asset value.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries, including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the net asset value next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.

When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through T. Rowe Price Financial Institution Services or T. Rowe Price Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. In the event of an emergency closing, a fund’s shareholders will receive the next share price calculated by the fund. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed

Information About Accounts in T. Rowe Price Funds	7

and accepted by T. Rowe Price prior to the time the New York Stock Exchange closes to be priced at that business day’s net asset value. Under certain conditions, a money fund may accept and process purchase and redemption orders beyond the close of the New York Stock Exchange on days that the New York Stock Exchange closes early and does not reopen, and may accept orders on a business day that the New York Stock Exchange is unexpectedly closed.

How You Can Receive the Proceeds From a Sale

When filling out the New Account form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

If your request is received in correct form by T. Rowe Price on a business day prior to the close of the New York Stock Exchange, proceeds are usually sent on the next business day. Proceeds can be mailed to you by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. Automated Clearing House is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale, although your financial institution may charge an incoming wire fee.

Exception Under certain circumstances, and when deemed to be in a fund’s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request. Under certain limited circumstances, the Board of Directors/Trustees of a money fund may elect to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the money fund.

If for some reason we cannot accept your request to sell shares, we will contact you.

Contingent Redemption Fee

Short-term trading can disrupt a fund’s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges out of a fund), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Africa & Middle East	2%	90 days or less
Diversified Small-Cap Growth	1%	90 days or less
Emerging Europe	2%	90 days or less
Emerging Markets Bond	2%	90 days or less

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T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Emerging Markets Corporate Bond	2%	90 days or less
Emerging Markets Local Currency Bond	2%	90 days or less
Emerging Markets Stock	2%	90 days or less
Equity Index 500	0.5%	90 days or less
European Stock	2%	90 days or less
Extended Equity Market Index	0.5%	90 days or less
Floating Rate	2%	90 days or less
Global Infrastructure	2%	90 days or less
Global Large-Cap Stock	2%	90 days or less
Global Real Estate	2%	90 days or less
Global Stock	2%	90 days or less
High Yield	2%	90 days or less
International Bond	2%	90 days or less
International Discovery	2%	90 days or less
International Equity Index	2%	90 days or less
International Growth & Income	2%	90 days or less
International Stock	2%	90 days or less
Japan	2%	90 days or less
Latin America	2%	90 days or less
New Asia	2%	90 days or less
Overseas Stock	2%	90 days or less
Real Assets	2%	90 days or less
Real Estate	1%	90 days or less
Small-Cap Value	1%	90 days or less
Spectrum International	2%	90 days or less
Tax-Efficient Equity	1%	less than 365 days
Tax-Free High Yield	2%	90 days or less
Total Equity Market Index	0.5%	90 days or less
U.S. Bond Enhanced Index	0.5%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund’s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund; through a retirement plan for which T. Rowe Price serves as recordkeeper; or indirectly through an intermediary (such as a broker, bank, or

Information About Accounts in T. Rowe Price Funds	9

investment adviser), recordkeeper for retirement plan participants, or other third party.

Computation of Holding Period

When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

Transactions Not Subject to Redemption Fees

The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

• Shares redeemed through an automated, systematic withdrawal plan;

• Shares redeemed through or used to establish certain rebalancing, asset allocation, wrap, and advisory programs, as well as non-T. Rowe Price fund-of-funds products, if approved in writing by T. Rowe Price;

• Shares purchased through the reinvestment of dividends or capital gain distributions;*

• Shares converted from one share class to another share class of the same fund;*

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees (e.g., for failure to meet account minimums);

• Shares purchased by rollover or changes of account registration within the same fund;*

• Shares redeemed to return an excess contribution from a retirement account;

• Shares of T. Rowe Price funds purchased by another T. Rowe Price fund and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that other shareholders of the investing T. Rowe Price fund are still subject to the policy);

• Shares that are redeemed in-kind;

• Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;* and

• Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

* Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

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Redemption Fees on Shares Held in Retirement Plans

If shares are held in a retirement plan, redemption fees generally will be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan’s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

Omnibus Accounts

If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via Automated Clearing House. If the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money funds

• Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Declared daily and paid on the first business day of each month.

Bond funds	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Declared daily and paid on the first business day of each month.
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Growth & Income • Personal Strategy Balanced • Personal Strategy Income • Real Estate	• Declared and paid quarterly, if any, in March, June, September, and December. • Must be a shareholder on the dividend record date.
Other stock funds	• Declared and paid annually, if any, generally in December. • Must be a shareholder on the dividend record date.
Retirement and Spectrum Funds:
• Retirement Income and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Declared daily and paid on the first business day of each month.
• All others	• Declared and paid annually, if any, generally in December. • Must be a shareholder on the dividend record date.

Bond and money fund shares earn dividends through the date of redemption (except for wire redemptions from money funds prior to noon ET, which earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business

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day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Capital gain payments are not expected from money funds, which are managed to maintain a constant share price.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an individual retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.

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Tax-Free and Municipal Funds
• Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

• A fund may hold Build America Bonds, which were created by the American Recovery and Reinvestment Act of 2009, as well as other qualified tax credit bonds. Investments in these bonds will result in taxable interest income, although the federal income tax on such interest income may be fully or partially offset by the specified tax credits that are available to the bondholders. A fund may elect to pass through to the shareholders taxable interest income and any corresponding tax credits. Any available tax credits—which are also included in federal taxable income—generally can be used to offset federal regular income tax and alternative minimum tax, but those tax credits generally are not refundable.

• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. Private activity bonds issued in 2009 and 2010, and refunding bonds issued in 2009 and 2010 to refund private activity bonds that were issued from the beginning of 2004 to the end of 2008, are exempt from the alternative minimum tax. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you in January on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rate applicable to long-term capital gains rather than ordinary income for taxable years beginning before 2013. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund, Real Estate Fund, or the bond and money funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds or the bond and money funds is expected to qualify for this deduction.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

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Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

T. Rowe Price will make available to you Form 1099-B, if applicable, no later than mid-February, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the Internal Revenue Service. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. You may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

If you hold your fund through an intermediary, the intermediary is responsible for providing you with any necessary tax forms. You should contact your intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

For mutual fund shares acquired after 2011, new tax regulations require us to report the cost basis information to you and the Internal Revenue Service on
Form 1099-B using a cost basis method selected by you or, in the absence of such selected method, our default method if you acquire your shares directly from us. Our default method is average cost. If you acquire your fund shares through an intermediary after 2011, you should check with your intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through an intermediary, the intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your intermediary) will make available to you, as applicable, no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond or money fund dividends for each calendar year will include dividends accrued up to the first

Information About Accounts in T. Rowe Price Funds	15

business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are generally expected to be tax-exempt.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

If a fund holds Build America Bonds or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits generally are not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

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Taxes on Fund Distributions
Inflation Protected Bond Fund

• Inflation adjustments on Treasury inflation-protected securities that exceed deflation adjustments for the year will be distributed as a short-term capital gain resulting in ordinary income.

• In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement and Spectrum Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment If you pay with a check or Automated Clearing House transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

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U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-Day Hold If you sell shares that you just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but generally will delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked “uncollected.” (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone and Online Account Transactions You may access your account and conduct transactions using the telephone or the T. Rowe Price website. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund’s portfolio rather than in cash (“redemption in-kind”). If this occurs, the securities will be selected by the fund in its absolute discretion, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards of Directors/Trustees deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of

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30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block:

• Shares purchased or redeemed in money funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond and money funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed by the fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Shares converted from one share class to another share class in the same fund; and

• Shares of T. Rowe Price funds that are purchased by another T. Rowe Price fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price fund are still subject to the policy).

Transactions in certain rebalancing, asset allocation, wrap programs, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (e.g., following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price funds for a period longer than 30 calendar days or permanently.

Intermediary Accounts Intermediaries may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When intermediaries establish omnibus accounts in the T. Rowe Price funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity

Information About Accounts in T. Rowe Price Funds	19

at the intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary and may request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable). If T. Rowe Price believes that excessive or short-term trading has occurred, it will instruct the intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive trading policies for omnibus accounts. Because T. Rowe Price generally relies on intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

T. Rowe Price may allow an intermediary or other third party to maintain restrictions on trading in the T. Rowe Price funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards of Directors/Trustees.

If you invest in T. Rowe Price funds through an intermediary, you should review that firm’s materials carefully or consult with the intermediary directly to determine the trading policy that will apply to your trades in the funds and any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through an intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Retirement Plan Accounts If shares are held in a retirement plan, generally the
30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper. An alternative excessive trading policy may apply to the T. Rowe Price funds where a retirement plan has its own policy deemed acceptable to T. Rowe Price. You should contact T. Rowe Price or your plan recordkeeper to determine which of your transactions are subject to the funds’ 30-Day Purchase Block or an alternative policy.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have

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the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance. This could result in a taxable gain.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

• Written requests: (1) to redeem over $100,000 or (2) to wire redemption proceeds when prior bank account authorization is not on file.

• Remitting redemption proceeds to any person, address, or bank account not on record.

• Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

• Establishing certain services after the account is opened.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

ACCOUNT SERVICE FEE

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain fund accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August. The fee will be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year.

The account service fee generally does not apply to fund accounts that are held through an intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, or money funds that are used as a T. Rowe Price Brokerage sweep account.

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Regardless of a particular fund account’s balance on the last business day of August, the account service fee is automatically waived for accounts that satisfy any of the following conditions:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, and prospectuses and shareholder reports;

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets includes investments in T. Rowe Price mutual funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services; T. Rowe Price Brokerage; and T. Rowe Price variable annuities); or

• Any accounts of a shareholder who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000—visit troweprice.com or call 1-800-537-1098 for more information).

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price individual retirement account, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

More About the Fund	3

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “corporation”) was incorporated in Maryland in 1983. Currently, the corporation consists of two series, each representing a separate pool of assets with different objectives and investment policies. Each fund is an “open-end management investment company,” or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

Shareholders have benefitted from T. Rowe Price’s investment management experience since 1937.

What is meant by “shares”?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

• Receive a proportional interest in income and capital gain distributions.

• Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund’s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price—specifically by the fund’s portfolio manager.

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio. T. Rowe Price is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2012, the Firm managed approximately $574 billion for more than 11 million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Joseph K. Lynagh, Chairman, M. Helena Condez, Charles B. Hill, Dylan Jones, Michael F. Reinartz, Douglas D. Spratley, and Edward A. Wiese. The following information provides the year that the chairman first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Lynagh has been chairman of the committee since the fund’s inception. He joined the Firm in 1990 and his investment experience dates from 1993. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

This fee has two parts–an “individual fund fee,” which reflects a fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

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Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On February 29, 2012, the annual group fee rate was 0.30%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.08%.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management contract with T. Rowe Price will appear in the fund’s semiannual report to shareholders for the period ended August 31.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. The funds may also pay third-party intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. All such fees are included in the fees and expenses table under “Other expenses” and in the fund’s financial statements.

MORE INFORMATION ABOUT THE FUND AND ITS INVESTMENT RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The higher your tax bracket, the more you may want to consider a tax-free bond fund. The fund is designed for investors seeking slightly higher income over time than tax-free money funds provide and who are able to accept the risk of modest price declines, but are also seeking slightly less risk than that of a short-term tax-free bond fund (i.e., a fund with a weighted average maturity of three years or less). If you are investing almost exclusively for principal safety along with tax-exempt income, you should consider a money fund.

The regular income dividends you receive from municipal bond funds are typically exempt from regular federal income taxes. The portion of these dividends representing interest on bonds issued by your state may also be exempt from your state and local income taxes (if any). However, any fund capital gain distributions are taxable to you. Since the income generated by most municipal securities is exempt

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from federal taxation, investors are willing to accept lower yields on a municipal bond or municipal bond fund than on an otherwise similar (in quality and maturity) taxable bond or bond fund.

Interest income from municipal securities is not always exempt from federal taxes. Since 1986 and until recently, income from so-called “private activity” municipal bonds has been subject to the federal alternative minimum tax. For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds typically carry higher yields than regular municipal securities. Shareholders subject to the alternative minimum tax must include income derived from private activity bonds that are not exempt from the alternative minimum tax in their alternative minimum tax calculation. Private activity bonds issued in 2009 and 2010, as well as refunding bonds issued in 2009 and 2010 to refund private activity bonds that were issued from the beginning of 2004 through the end of 2008, are exempt from the alternative minimum tax. The portion of any fund’s income subject to the alternative minimum tax will be reported annually to shareholders.

Interest received on Build America Bonds issued by state and local governments to finance certain capital expenditures is taxable to the bond holder.

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

The primary factor to consider is your expected federal income tax rate, but state and local rates are also important. The higher your tax bracket, the more likely tax-exempt investments will be appropriate. (However, if you are subject to the alternative minimum tax, you may wish to check a fund’s alternative minimum tax exposure.) If a municipal fund’s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund’s yield by one minus your tax rate. For quick reference, the following table shows a range of taxable-equivalent yields based on federal tax rates only.

Taxable-Equivalent Yields

If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

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The regular income dividends you receive from the fund should be exempt from federal income taxes.

As with any mutual fund, there is no guarantee the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money when you sell your shares of the fund. The income level of the fund will change with market conditions and interest rate levels.

Some particular risks affecting the fund include the following:

Interest rate risk This is the chance that an increase in interest rates will cause a decline in bond prices. (Bond prices and interest rates usually move in opposite directions.) Generally, securities with longer maturities and funds with longer weighted average maturities have greater interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

Credit risk This is the risk that an issuer of a debt security or counterparties to over-the-counter derivatives held by the fund will default (fail to make scheduled payments), potentially reducing the fund’s income and share price. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities. This, in turn, lessens the financial strength of a municipality and increases the credit risk of the securities it issues.

Investment-grade (AAA through BBB) securities generally have relatively lower financial risk and a relatively higher probability of future payment than lower grade securities. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (“junk” or high yield bonds) should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy companies. Finally, adverse developments in a particular state could result in price declines for a fund with significant investments in that state.

Political and legislative risk The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level. The value of municipal bonds (and funds investing in them) is strongly influenced by the value of tax-exempt income to investors. A significant restructuring of federal income tax rates, or even serious discussion on this topic by the federal government, could cause municipal bond prices to fall as lower income tax rates would reduce the advantage of owning municipals. Lower state income tax rates could have a similar effect.

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Liquidity risk This is the risk that a fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Less liquid securities can also become more difficult to value.

Liquidity in the municipal bond market has been reduced as a result of overall economic conditions and credit tightening. Municipal bonds are not traded via a centralized exchange. Instead, they are traded in the “over-the-counter” market among dealers and brokers that connect buyers with sellers. The liquidity in the municipal bond market has suffered from a decrease in the number of bond dealers and the downgrading of certain municipal bond insurers.

Other risks Prices of municipal securities may be affected by major changes in cash flows into or out of municipal funds or sales of large blocks of municipal bonds by funds and other market participants. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities. The fund may invest in general obligation bonds, which are backed by the full faith and credit of the municipal issuer. It may also invest in revenue bonds, where the interest and principal are dependent upon the money pledged for a project, fees generated from the use of facilities or services, or other dedicated revenues. The fund’s credit risk is increased to the extent it invests in revenue bonds and other bonds that are not backed by the taxing power of the municipal issuer.

Efforts to reduce risk Consistent with the fund’s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

• Attempting to reduce the impact of a single holding or sector on a fund’s net asset value.

• Thorough credit research by our own analysts.

• Adjusting fund duration to try to reduce the drop in the fund’s price when interest rates rise or to benefit from the rise in price when rates fall.

While most investments will be made directly in municipal bonds, the fund may employ other strategies that are not considered part of its principal investment strategies. In an effort to manage its exposure to interest rates and yield curve movements, adjust portfolio duration, or to enhance income, the fund may use derivatives such as interest rate futures and residual interest bonds, a type of inverse floating rate bond created by dividing the income from an underlying municipal bond into two portions. To the extent the fund invests in futures and residual interest bonds, its exposed to the risk that anticipated interest rate movements will not be accurately predicted. Residual interest securities are subject to restrictions on resale and are highly sensitive to changes in interest rates and the value of the underlying

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bond. If interest rates increase, investors should expect significant decreases in the value of a residual interest bond.

A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not certain at this time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by funds.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of any change in the policy requiring the fund to normally invest at least 80% of its net assets in bonds.

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an

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impact on a fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time a fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund’s securities may change after they are purchased, and this may cause the amount of a fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made (this exception does not apply to a fund’s borrowing policy). However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. For example, a fund may invest in securities of issuers whose revenues are generated from similar types of projects.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund holdings and investment management practices.

Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. A municipal bond is an interest-bearing security issued by a state or local government entity. There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer’s “full faith and credit,” that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source,

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such as charges for water and sewer service, to generate money for debt service. The issuer of a municipal security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date or dates. An issuer may have the right to redeem or “call” a bond before maturity, which could require reinvestment of the proceeds at lower rates.

A municipal bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its current yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. For example, a municipal bond’s price usually rises when interest rates fall and vice versa, so its yield stays consistent with current market conditions.

Certain municipal securities have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in a bond’s price. The maturity of those securities may be shortened under certain specified conditions. Some municipal securities have long-term maturities but are structured with interest rates that reset periodically (typically every 7, 28, or 35 days) through an auction process. If the auction process fails, the security will revert to its long-term maturity, resulting in a higher interest rate, less liquidity, greater volatility, and a higher degree of credit risk.

In purchasing municipal securities, reliance is placed on the opinion of the issuer’s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Municipal Securities

While income from most municipal securities is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax calculation. Only persons subject to the alternative minimum tax pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public.

Investments may include Build America Bonds issued by state and local governments to finance capital expenditures for which they otherwise could issue tax-exempt governmental bonds. Unlike most other municipal obligations, interest received on Build America Bonds is taxable to the bondholder. These include bonds on which the issuer may receive an interest payment subsidy directly from the U.S. Treasury, known as direct pay Build America Bonds, and bonds on which the investor may receive a tax credit, known as tax credit Build America Bonds.

Fundamental policies Under normal market conditions, the fund will not purchase a security if, as a result, less than 80% of its income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

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Operating policy Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal income taxes. Such investments could cause the fund to distribute taxable income and could cause the fund to fail to achieve its objective.

Fund investments may also include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal bonds. Fund purchases of unrated lease obligations may also be made.

Securities With “Puts”

Some longer-term municipal bonds give the investor the right to “put,” or sell, the security at par (face value) within a specified number of days following the investor’s request. This feature enhances a security’s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. Termination of a put feature prior to its exercise could result in the forced holding of the longer-term security, which could experience substantially more price volatility and become illiquid.

Variable and Floating Rate Certificates

Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security, and may sometimes be created by dividing underlying tax-exempt fixed rate bonds into separate components. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Some variable or floating rate securities are structured with liquidity features such as put options or tender options, as well as auction rate features, remarketing provisions, or other maturity shortening devices. The Internal Revenue Service has not issued a definitive ruling on the tax-exempt nature of certain floating rate certificates. However, the fund will only invest in

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securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

Operating policy There is no limit on fund investments in these securities.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may consider a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating assigned to an insured bond may reflect either the credit rating of the underlying issuer, based on its ability to make interest payments and repay principal in a timely manner, or the credit rating of the insurer, based on its claims-paying ability. In either case, T. Rowe Price bases its determination on whether to purchase an insured municipal bond primarily on the creditworthiness of the underlying issuer rather than the credit rating assigned to the insurer.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been fairly low to date and municipal bond insurers have generally been meeting their claims, there is no assurance this will continue. The number of municipal bond insurers is relatively small and certain of these insurers have been downgraded and are no longer taking on new business. As a result, it is possible that default rates on insured bonds and additional insurer downgrades could increase substantially, which could further strain an insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Despite the quality of the underlying issuer, a downgrade of an insurer’s rating could adversely affect the values of any bonds it insures because the perceived risk of owning the bonds has increased. In the long-term, T. Rowe Price expects that insured bonds are likely to comprise an increasingly smaller segment of the municipal bond market. Further, the inability of municipal bond insurers to maintain high credit ratings may restrict the supply of high-quality, short-term securities available for municipal money market funds and other municipal bond funds.

Standby Purchase Agreements A Standby Purchase Agreement (SPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to

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purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Derivatives and Leverage

A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in certain situations to help accomplish any or all of the following: to hedge against a decline in principal value, to increase yield, to manage exposure to changes in interest or currency exchange rates, to invest in eligible asset classes with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration or credit risk exposure.

While individual fund investments may involve leverage, the bond fund will not invest in any high-risk, highly leveraged derivative instrument that, at the time of entering into the derivative transaction, is expected to cause the overall price volatility of the portfolio to be meaningfully greater than a two-year investment-grade bond.

Derivatives that may be used include the following as well as others that combine the risk characteristics and features of futures, options, and swaps:

Futures Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a fund’s total return; and the potential loss from the use of futures can exceed a fund’s initial investment in such contracts.

Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% a fund’s net asset value.

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Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying municipal bond is divided to create two securities (typically issued by a special purpose trust): one short-term tax-exempt security (sometimes referred to as a “tender option bond”) and one long-term tax-exempt security (sometimes referred to as a “residual certificate” or “inverse floater”) that pays interest at rates that move in the opposite direction of the yield on the short-term security. The interest rate on the short-term component is reset periodically, typically every seven days, through remarketing or another rate-setting process. After income is paid on the short-term security at current rates, the residual income goes to the long-term security. As short-term interest rates rise, the long-term security produces less income (and, in extreme cases, may pay no income) or, as short-term interest rates fall, the long-term security produces more income.

The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity and credit quality. Residual interest securities involve varying degrees of leverage. A residual interest security that entails a higher degree of leverage will be subject to greater risk and more volatility with respect to its price and income. Under certain conditions, a fund that has purchased a residual interest security may be required to provide additional collateral for the short-term securities if the value of the underlying municipal bond decreases. During times of extreme market volatility, illiquidity, or uncertainty, a fund could be required to sell other portfolio holdings at a disadvantageous price to raise cash to meet obligations in connection with a residual interest security. The Internal Revenue Service has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

Operating policy Fund investments in residual interest securities are limited to 10% of total assets.

Swaps Fund investments may be made in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions.” All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which a fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swaps and swaptions can be used for a variety of purposes, including to manage a fund’s overall exposure to changes in interest rates and credit quality; as an efficient means of adjusting a fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to

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serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and swaptions. Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by a fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase a fund’s exposure to credit risk and could result in losses if evaluation of the creditworthiness of the counterparty, or of the company or government on which the credit default swap is based, is incorrect. The use of swaps and swaptions may not always be successful. Using them could lower a fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Operating policies A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. For swaptions, the total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put swaptions.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

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As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, emerging market bonds, and emerging market stocks. If the fund invests in another T. Rowe Price fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and a fund may only be able to sell such securities at prices substantially less than what it believes they are worth.

Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of a T. Rowe Price internal money fund or short-term bond fund, as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on a fund’s holdings in reserves (which may not be tax-exempted). If a fund has significant holdings in reserves it could compromise the fund’s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying

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expenses and in the timing of new investments, can help in structuring a fund’s weighted average maturity, and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities and Forwards

New issues of municipals are often sold on a “when-issued” basis, that is, delivery and payment usually take place 15 to 45 days after the buyer has agreed to the purchase. Some bonds, called “forwards,” have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal “forwards” typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of total assets.

Operating policy A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Credit Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody’s, Standard & Poor’s, and Fitch based on the ability of the bond issuer to meet all required interest and principal payments. If a bond is insured, it will usually be rated on the financial strength of the issuer or insurer, whichever is higher. T. Rowe Price generally bases its evaluation on the underlying issuer and not the insurer. The highest ratings are assigned to those bonds perceived to have the lowest credit risk. T. Rowe Price research analysts also evaluate fund holdings, including those rated by outside agencies and those that are insured. Other things being equal, lower-rated bonds have higher yields due to greater risk. High yield bonds, also called “junk” bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of financial strength. Ratings can change at any time due to real or perceived changes in the credit or financial fundamentals of an issuer or insurer.

The following table shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments. T. Rowe Price may consider a bond to be unrated for purposes of a fund’s investment policies and restrictions if it has a rating assigned to it by a

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rating agency that is based on the credit rating of the bond’s insurer rather than the creditworthiness of the underlying issuer.

Ratings of Municipal Debt Securities

	Moody’s Investors Service, Inc.	Standard & Poor’s Corporation	Fitch Ratings	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Ba	BB	BB	Speculative
	B	B	B	Highly speculative
	Caa	CCC	CCC	Vulnerable to default
	Ca	CC	CC	Default is imminent
	C	C	C	Probably in default
	Moody’s		S&P		Fitch Ratings
Short Term	MIG1/ VMIG1	Best quality	SP-1+ SP-1	Very strong quality Strong grade	F+1 F-1	Exceptionally strong quality Very strong quality
	MIG2/ VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good quality
	MIG3/ VMIG3	Favorable quality			F-3	Fair quality
	SG	Speculative quality	SP-3	Speculative grade	F-5	Weak quality
Commercial Paper	P-1	Superior quality	A-1+ A-1	Extremely strong quality Strong quality	F-1+ F-1	Exceptionally strong quality Very strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good quality
	P-3	Acceptable quality	A-3 B C	Adequate quality Speculative quality Doubtful quality	F-3 F-5	Fair quality Weak quality
DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each T. Rowe Price fund’s portfolio holdings are disclosed on a regular basis in its semiannual and annual shareholder reports, and on Form N-Q, which is filed with the SEC within 60 days of the fund’s first and third fiscal quarter-end. The money funds also file detailed month-end portfolio holdings information with the SEC each month. Such information will be made available to the public 60 days after the end of

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the month to which the information pertains. In addition, the funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of a fund’s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund’s quarter-end holdings disclosure for more than one year. Money funds also disclose their month-end portfolio holdings on troweprice.com five business days after each month. The quarter-end portfolio holdings will remain on the website for one year and the month-end money fund portfolio holdings will remain on the website for six months. Each fund also discloses its 10 largest holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund’s total assets that these 10 holdings represent. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

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ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding its policies on purchasing, exchanging, and redeeming fund shares, as well as initial and subsequent investment minimums.

Tax Identification Number

We must have your correct Social Security number or employer identification number on a signed New Account form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an Internal Revenue Service fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the then-current net asset value for the fund.

Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases, dividend reinvestments, checkwriting redemptions for money funds, and transactions in money funds used as a T. Rowe Price Brokerage sweep account, may be reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services by calling
1-800-225-5132.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

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We do not accept third-party checks for initial purchases; however, we do accept third-party checks for subsequent purchases. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, or credit card checks.

OPENING A NEW ACCOUNT

$2,500 minimum initial investment; $1,000 for retirement plans or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services at
1-800-638-5660.

We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

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The funds are generally available only to investors residing in the United States. In addition, purchases in state tax-free funds are limited to investors living in states where the fund is available. The address of record on your account must be located in one of these states, or you will be restricted from purchasing fund shares. Contact Investor Services for more information.

Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange shares among them easily. (The name(s) of the account owner(s) and the account type must be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned), and send your check, together with the New Account form, to the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services
Mail Code 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Note: Please use the correct address to avoid a delay in opening your new account.

By Wire	Visit us online at troweprice.com or call Investor Services for an account number and wire transfer instructions.

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In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account form and mail it to one of the appropriate T. Rowe Price addresses listed under By Mail.

Note: Although the purchase will be made, services may not be established and Internal Revenue Service penalty withholding may occur until we receive a signed New Account form.

Online	You can open a new mutual fund account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

To open an account electronically, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically.

You will have the option of providing your bank account information that will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Exchange

Visit us online at troweprice.com (see Automated Services under Information About Your Services) or call Shareholder Services. The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

In Person	Drop off your New Account form at any Investor Center location listed on the back cover and obtain a receipt.

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PURCHASING ADDITIONAL SHARES

$100 minimum per fund account for all additional purchases, including those made through Automatic Asset Builder (all funds except Summit Funds); $100 minimum per fund account for additional purchases through Automatic Asset Builder and $1,000 for all other additional purchases (Summit Funds)

By Automated Clearing House	Visit us online at troweprice.com or call Shareholder Services if you have established electronic transfers using the Automated Clearing House system.

By Wire

Go to troweprice.com or call Shareholder Services for wire transfer instructions. T. Rowe Price must receive the wire by the close of the New York Stock Exchange (normally 4 p.m. ET) to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to purchase and your fund account number. Please use the correct address to avoid a delay in processing your transaction.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300 (To send mail directly to T. Rowe Price via private carriers and overnight services, see previous section.)

Your transaction will receive the share price for the business day that the request is received by T. Rowe Price prior to the close of the New York Stock Exchange (normally 4 p.m. ET) (not the day the request is received at the P.O. box).

By Automatic Asset Builder	Fill out the Automatic Asset Builder section on the New Account form or Shareholder Services form.

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EXCHANGING AND REDEEMING SHARES

Exchange Service

You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available.) For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading Policy.

Redemptions

Redemption proceeds can be mailed to your account address, sent by Automated Clearing House transfer to your bank, or wired to your bank (provided your bank information is already on file). Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation, may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, your redemption will not be processed, and you will need to submit a new redemption request in proper form. If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a signature guaranteed letter of instruction.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund’s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

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Online

Visit us online at troweprice.com. Customers with Account Access (our secure self-service Web platform for individual investors) can electronically exchange shares between identically registered T. Rowe Price accounts and electronically redeem shares from their mutual fund accounts.

By Phone

Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order at troweprice.com (if you have previously authorized these services) or express mail.

By Mail

For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements—Signature Guarantees). Please use one of the following addresses:

For nonretirement and individual retirement accounts:
via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services
Mail Code 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services
T. Rowe Price Trust Company
Mail Code 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Investing With T. Rowe Price	47

For requests that are not sent via private carriers or overnight services, your transaction will receive the share price for the business day that the request is received by T. Rowe Price prior to the close of the New York Stock Exchange (normally 4 p.m. ET) (not the day the request is received at the P.O. box).

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. Individual retirement account distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an Individual Retirement Account Distribution form or an Individual Retirement Account Shareholder Services form to authorize the telephone redemption service.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account or a legal claim against an account or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day

T. Rowe Price	48

the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money funds, to suspend redemptions and postpone the payment of proceeds to facilitate an orderly liquidation of the fund.

INFORMATION ABOUT YOUR SERVICES

Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account form. By signing up for services on the New Account form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. This section discusses some of the services currently offered.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 401(k)s, and 403(b)(7)s. For information on individual retirement accounts or our no-load variable annuity (for existing variable annuity contract holders), call Investor Services. For information on all other retirement plans, please call 1-800-492-7670.

Investing for College Expenses	We can help you save for future college expenses on a tax-advantaged basis.

529 Plans
T. Rowe Price manages three 529 plans that are available directly to investors: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call
1-866-277-1005.

Investing With T. Rowe Price	49

Automated Services	Online Account Access You can sign up online to conduct account transactions through our website at troweprice.com.

Tele*AccessSM 1-800-638-2587 24-hour service via a toll-free number enables you to access information on fund performance, prices, distributions, account balances, and your latest transactions.

Plan Account Line 1-800-401-3279 This 24-hour service is similar to Tele*AccessSM but is designed specifically to meet the needs of retirement plan investors.

By Telephone and In Person	Purchase, redeem, or exchange shares by calling one of our service representatives or by visiting one of our Investor Center locations listed on the back cover.

Electronic Transfers

By Automated Clearing House
This free service allows you to move as little as $100 or as much as $250,000 between your bank account and fund account using the Automated Clearing House system. Enter instructions via your personal computer or call Shareholder Services.

By Wire Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, Emerging Markets Corporate Bond, Emerging Markets Local Currency Bond, Floating Rate, High Yield, International Bond, or U.S. Bond Enhanced Index Funds.) You may write an unlimited number of free checks on any money fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event that you and we must report to the Internal Revenue Service.

T. Rowe Price	50

Automatic Investing

Automatic Asset Builder
You can instruct us to automatically transfer money from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. Minimum initial purchase requirements will still apply.

Automatic Exchange You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.
T. ROWE PRICE BROKERAGE

To Open an Account 1-800-638-5660 For Existing Brokerage Customers 1-800-225-7720

Investments available through our Brokerage service include stocks, options, bonds, and other securities at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage.

Investor Information
A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member FINRA/SIPC.

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INVESTMENT INFORMATION

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our website at troweprice.com.

If your account has no activity in it for a certain period of time, T. Rowe Price may be required to transfer your account to the appropriate state under its abandoned property laws.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports Fund managers’ annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. Rowe Price	52

T. ROWE PRICE PRIVACY POLICY

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies’ use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices, or account information

Tele*AccessSM

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan investors: The appropriate 800 number appears on your retirement account statement.

Investor Centers

For directions, call
1-800-225-5132 or
visit our website

Baltimore Area

Downtown

105 East Lombard
Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

Northbrook

40 Skokie Boulevard
Suite 100

Oak Brook

1900 Spring Road
Suite 104

Colorado Springs

2260 Briargate Parkway

Florida Area

Boca Raton

Wachovia Plaza
925 S. Federal Highway
Suite 175

Tampa

4211 W. Boy Scout
Boulevard
8th Floor

Los Angeles Area

10100 Santa Monica
Boulevard
Suite 100
Century City

New Jersey Area

Short Hills

51 JFK Parkway
1st Floor West

Paramus

35 Plaza Office Center
East 81 Route 4 West

New York Area

1100 Franklin Avenue
Suite 101
Garden City

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Washington, D.C. Area

Downtown

1000 Connecticut
Avenue, N.W.
Suite A-100

Tysons Corner

1600 Tysons Boulevard
Suite 150
McLean, Virginia

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660. These documents and updated performance information are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-3872	F189-040 12/3/12